Taxation	6 Months Ended
Dec. 31, 2025
Taxation [Abstract]
Taxation
9.	Taxation

The following table sets forth current and deferred portion of income tax expense of the Company’s subsidiaries:

	For the six months ended December 31,
	2025	2024
	(Unaudited)	(Unaudited)
Current income tax expense	$5,793	$739,079
Deferred income tax expense	(403,485)	(63,827)
Total income tax expense	$(397,692)	$675,252

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2025, the Group did not have any significant unrecognized uncertain tax positions. The Group does not believe that its uncertain tax positions will materially change over the next twelve months. As of December 31, 2025, income tax returns for the tax years from 2021 to 2024 remain open for statutory examination.